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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT

                            Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported):  July 22, 1997


                       COCA-COLA ENTERPRISES INC.

                (Exact name of registrant as specified in its charter)



            Delaware                  01-09300                 58-0503352
           (State of            (Commission File No.)        (IRS Employer
         Incorporation)                                    Identification No.)






                 2500 Windy Ridge Parkway, Atlanta, Georgia 30339
           (Address of principal executive offices, including zip code)

                                  (770) 989-3000
              (Registrant's telephone number, including area code)










                                                          Page 1 of 15 pages
                                                          Exhibit Index page 4
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   Item 7.   Financial Statements and Exhibits
   ------    ---------------------------------

             (c)    Exhibits.
                    ---------

             3 Restated Certificate of Incorporation of Coca-Cola Enterprises Inc. (Restated as of April 15, 1992); and Certificate of Amendment of the Certificate of Incorporation of Coca-Cola Enterprises Inc.
                    (Filed as of April 21, 1997)



























                                                            Page 2 of 15 pages
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          ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

                                SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COCA-COLA ENTERPRISES INC.
                                     (Registrant)

                                        S/LOWRY F. KLINE
   Date:  July 22, 1997            By:______________________________
                                      Lowry F. Kline
                                      Senior Vice President and
                                      General Counsel




























                                                            Page 3 of 15 pages
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                              COCA-COLA ENTERPRISES INC.

                                    EXHIBIT INDEX


   Exhibit No.                                                            Page
   -----------                                                            ----

       3          Restated Certificate of Incorporation of Coca-Cola        5
                  Enterprises Inc. (Restated as of April 15, 1992); and Certificate of Amendment of the Certificate of Incorporation of Coca-Cola Enterprises Inc.
                  (Filed as of April 21, 1997)





























                                                            Page 4 of 15 pages
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